Exhibit 10.1

SECOND AMENDMENT AGREEMENT

dated as of March 23, 2016

among

VIASAT TECHNOLOGIES LIMITED,

as Borrower

VIASAT, INC.,

as Guarantor

JPMORGAN CHASE BANK,

NATIONAL ASSOCIATION,

as Ex-Im Facility Agent

and

EXPORT-IMPORT BANK OF THE UNITED STATES

Ex-Im Bank Transaction No. AP088346XX - United Kingdom

This SECOND AMENDMENT AGREEMENT (this “Agreement”), dated as of March 23, 2016, (the “Amendment Effective Date”) is made by and among:

(1)	VIASAT TECHNOLOGIES LIMITED, a company incorporated under the laws of England (the “Borrower”);

(2)	VIASAT, INC., a Delaware corporation (the “Guarantor”);

(3)	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national association organized and existing under the laws of the United States of America, as agent for Ex-Im Bank (the “Ex-Im Facility Agent”); and

(4)	EXPORT-IMPORT BANK OF THE UNITED STATES, an agency of the United States of America (“Ex-Im Bank”).

BACKGROUND

WHEREAS:

(A)	The Borrower, the Guarantor, the Ex-Im Facility Agent, and Ex-Im Bank are parties to the Credit Agreement dated as of March 12, 2015, as amended by the First Amendment to Credit Agreement dated June 12, 2015 (and as further amended, modified, or supplemented from time to time, the “Credit Agreement”);

(B)	The Borrower and Wilmington Trust (London) Limited are parties to a Debenture dated March 12, 2015 (as amended, modified, or supplemented from time to time, the “Debenture”);

(C)	The Borrower and Space Exploration Technologies Corporation (“SpaceX”) are parties to the Launch Services Agreement dated November 10, 2014 (the “Original Launch Services Agreement”);

(D)	The Guarantor and Arianespace (“Arianespace”) have entered into a Launch Services Agreement dated January 29, 2016 relating to the launch of the ViaSat-2 Satellite (the “Replacement Launch Services Agreement”);

(E)	The Borrower desires to replace the Original Launch Services Agreement with the Replacement Launch Services Agreement pursuant to (i) an assignment by the Borrower to the Guarantor of the Original Launch Services Agreement (the “Original LSA Assignment”), and (ii) an assignment by the Guarantor to the Borrower of the Replacement Launch Services Agreement (the “Replacement LSA Assignment”);

(F)	Effective as of the consummation of the Original LSA Assignment and subject to the effectiveness of this Agreement, the Security Trustee has released the Original Launch Services Agreement from the Liens granted under the Debenture; and

(G)	The parties hereto wish to further amend the Credit Agreement subject to and upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.	DEFINITIONS; PRINCIPLES OF CONSTRUCTION; EFFECTIVENESS

1.1	Defined Terms. For the purposes of this Agreement, unless otherwise defined herein, the capitalized terms used herein shall have the meanings specified in the Credit Agreement.

1.2	Principles of Construction. The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall apply to this Agreement as though they were set out in full in this Agreement with all necessary changes.

1.3	Effectiveness. The effectiveness of this Agreement shall be subject to the delivery to Ex-Im Bank of executed copies of the documents indicated below (each in form and substance satisfactory to Ex-Im Bank) on the date hereof:

(a)	the Replacement Launch Services Agreement;

(b)	the Original LSA Assignment;

(c)	the Replacement LSA Assignment;

(d)	a revised Acquisition List (the “Revised Acquisition List”);

(e)	a written consent from the Security Trustee with respect to the Original LSA Assignment;

(f)	a notice to Arianespace in the form of Part 1 of Schedule 3 to the Debenture (Notice to Counterparty);

(g)	to the extent procurable by the Borrower’s commercially reasonable efforts, an acknowledgement from Arianespace in the form of Part 2 of Schedule 3 to the Debenture (Acknowledgement of Counterparty); and

(h)	opinions of legal counsel acceptable to Ex-Im Bank in the Borrower’s Country and the Guarantor’s Country (in substantially the forms of Annex B and Annex C, respectively).

2.	AMENDMENTS

Each of the parties hereto agrees that the Credit Agreement is hereby amended as follows, effective as of the Amendment Effective Date:

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2.1	The Term Sheet is hereby replaced in its entirety by the amended and restated term sheet attached as Annex A hereto.

2.2	Recital A of the Credit Agreement is hereby amended by deleting “$524,929,198” and inserting “$386,681,120.56” in lieu thereof.

2.3	The following definitions in Section 1.01 of the Credit Agreement are amended and restated in their entirety as follows:

“First Principal Repayment Date” shall mean the earlier of (a) April 15, 2018 and (b) the date that is six (6) months after the In-Orbit Acceptance Date, provided that, if such date falls on or between the 16th and the end of a month, the First Principal Repayment date shall be on the 15th of such month and if such date falls on or between the 1st and the 14th of a month, the First Repayment Date shall be the 15th of the preceding month.

“Launch Services Provider” shall mean Arianespace.

“Pre-Completion Exposure Fee” shall mean with respect to the initial Disbursement, the product of (a) the Pre-Completion Exposure Fee Percentage multiplied by (b) the aggregate Original Financed Portion.

“ViaSat-2 Launch Services Agreement” shall mean the Launch Services Agreement dated January 29, 2016 between the Guarantor and the Launch Services Provider, as assigned to the Borrower pursuant to the Assignment dated March 23, 2016, for the launch of the ViaSat-2 Satellite and related services.

2.4	A new definition of “Original Financed Portion” is inserted in Section 1.01 of the Credit Agreement following the definition of “Operator” as follows:

“Original Financed Portion” shall have the meaning set forth in the Term Sheet.

2.5	Section 6.01 of the Credit Agreement is hereby amended and restated as follows:

“6.01 Principal Repayment . The Borrower shall repay to Ex-Im Bank all amounts disbursed under the Credit in sixteen (16) approximately equal, successive semi-annual installments, with each such installment to be payable on a Repayment Date, provided that, on the Final Maturity Date, the Borrower shall repay in full the principal amount of the Credit then outstanding.”

2.6	Section 8.01(a)(i) of the Credit Agreement is hereby amended and restated as follows:

“(i) a loan commitment fee (“Commitment Fee”) of one-half of one percent (0.50%) per annum on the uncancelled and undisbursed balance from time to time of the Credit (based on the amount of the Credit

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specified in item 11 of the Term Sheet), computed on the basis of the actual number of days elapsed (including the first day but excluding the last), using a 365-day year, accruing from November 28, 2014 to the Final Disbursement Date, and payable on April 15 and October 15 of each year, beginning on April 15, 2015;”.

2.7	Schedule 1 to the Credit Agreement is hereby replaced in its entirety by the amended and restated Schedule 1 attached as Annex B hereto.

3.	OTHER AGREEMENTS; CONTINUING OBLIGATIONS; ACKNOWLEDGMENT

3.1	Work Fee. The Borrower hereby agrees to pay Ex-Im Bank a work fee in the amount of $10,000 in respect of this Agreement within five (5) days after the date hereof.

3.2	Fees to Date. The Borrower hereby acknowledges and agrees that any fees paid to date to Ex-Im Bank under the Credit Agreement, including without limitation the Pre-Completion Exposure Fee, shall not be refundable.

3.3	Reallocation of Disbursements. The Borrower hereby agrees that the aggregate amount of Disbursements made prior to the date hereof in respect of Progress Payments to SpaceX under the Original Launch Services Agreement shall be applied towards eligible invoices issued by the Supplier for Goods and Services that have been paid by the Borrower but in respect of which the Borrower has not yet submitted a Request for Reimbursement to Ex-Im Bank.

3.4	Ex-Im Bank Consents. Ex-Im Bank, by its execution of this Agreement, hereby gives its written consent to the Original LSA Assignment and to the amendment, modification and alteration of the Acquisition List in the form of the Revised Acquisition List.

3.5	Continuing Obligations. Except as expressly provided in Section 2, the Credit Agreement shall remain unchanged and in full force and effect, and no provision of this Agreement shall be deemed (a) to be a waiver (express or implied) of any Event of Default or a waiver or modification of any other term or condition of the Credit Agreement or any of the instruments or documents referred to therein or (b) to prejudice any rights or remedies which Ex-Im Bank or any other Secured Party may have now or in the future under or in connection with any of the Finance Documents.

3.6	Acknowledgement. Each party to this Agreement hereby acknowledges and agrees that any reference to the Credit Agreement in any of the Finance Documents or in any instrument or document contemplated thereby shall be deemed to be a reference to the Credit Agreement as amended hereby.

4.	MISCELLANEOUS

4.1	Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, U.S.A., WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF

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LAWS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

4.2	Submission to Jurisdiction. Section 12.02 of the Credit Agreement is hereby incorporated by reference herein as if fully set forth herein.

4.3	Finance Document. This Agreement is a Finance Document.

4.4	Counterparts. This Agreement may be signed in separate counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the date first above written.

VIASAT TECHNOLOGIES LIMITED

By:	/s/ Bruce Dirks
Name:	Bruce Dirks
Title:	Director

VIASAT, INC.

By:	/s/ Shawn Duffy
Name:	Shawn Duffy
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Second Amendment Agreement to Credit Agreement

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ Lori Helmers
Name:	Lori Helmers
Title:	Executive Director

Signature Page to Second Amendment Agreement to Credit Agreement

EXPORT-IMPORT BANK OF THE UNITED STATES

By:	/s/ Nestor SyBing
Name:	Nestor SyBing
Title:	Managing Director

Ex-Im Bank Transaction No. AP088346XX - United Kingdom

Signature Page to Second Amendment Agreement to Credit Agreement

Annex A

Ex-Im Bank Transaction No. AP088346XX - United Kingdom

Term Sheet

1.	Borrower:	ViaSat Technologies Limited

2.	Guarantor:	ViaSat, Inc.

3.	Borrower’s Country:	United Kingdom

4.	Guarantor’s Country:	United States of America

5.	Ex-Im Facility Agent:	JPMorgan Chase Bank, National Association

6.	Original Financed Portion:	U.S.$ 467,042,360

6A.	Financed Portion:	U.S.$ 343,060,000

7.	(a) Exposure Fee Amount:	U.S.$ 43,621,120.56

	(b) Pre-Completion Exposure Fee Percentage: (applied to the Original Financed Portion)	1.2756%

☒ financed ☐ not financed ☐ as disbursed ☒ up front

	(c) Completion Exposure Fee Percentage: (applied to the Financed Portion) ☒ financed ☐ not financed ☐ as disbursed ☒ at completion	10.9787%

8.	Credit Amount:	U.S.$ 386,681,120.56

9.	Pre-Export Funding Limit:	U.S.$ 266,169,000

10.	Applicable Interest Rate: CIRR, determined on the Business Day which is five (5) Business Days prior to the first Disbursement Date.

11.	Commitment Fee: One-half of one percent (0.50%) per annum on the uncancelled and undisbursed amount of the Credit, accruing from November 28, 2014 to the Final Disbursement Date, and payable on each April 15 and October 15 of each year, beginning on April 15, 2015. For the avoidance of doubt, (a) prior to March 23, 2016, the amount of the Credit is U.S.$ 524,929,198 and (b) on and after March 23, 2016, the amount of the Credit is U.S.$ 386,681,120,56.

12.	Principal Repayment: Sixteen (16) semi-annual installments, due and payable on each Repayment Date, beginning on the First Principal Repayment Date, until the Credit is repaid in full.

13.	Payment Instructions. The following instructions are to be used for the remittance of any payments to Ex-Im Bank using the Federal Reserve Wire Network (FedWire):

Fedwire Field Tag	FedWire Field Name	Required Information
{1510}	Type/Subtype	1000
{2000}	Amount	(enter payment amount)
{3400}	Receiver ABA Routing number*	021030004
{3400}	Receiver ABA Short Name	TREAS NYC
{3600}	Business Function Code	CTR (or CTP)
{4200}	Beneficiary Identifier (account number)	00004984
{4200}	Beneficiary Name	EXPORT IMPORT BANK
{5000}	Originator	(enter the name of the originator of the payment)
{6000}	Originator to Beneficiary Information – Line 1	(enter agency identifier; e.g., case #, invoice #, etc.)**

*	The financial institution address for the U.S. Department of the Treasury’s ABA routing number is 33 Liberty Street, New York, New York 10045.
**	This must include the following information: “EIB Transaction No. AP088346XX-United Kingdom” and identify the nature of payment (e.g., Commitment Fee, Exposure, etc.).

14.	Required Operative Date:	the date that is six (6) months after the execution of the Agreement by each of the parties thereto.

15.	Except as otherwise provided in the Agreement, all notices shall be directed to the respective parties in accordance with the following:

To the Borrower

Address:	Sanford Lane, Wareham
Dorset, BH20 4DY, England
Attention:	President
Telefax:	+44 (0) 1929 55 25 25
Telephone:	+44 (0) 1929 55 44 00
E-mail:	vtchltd.president@viasat.uk.com

With a copy to:

Address:	6155 El Camino Real Carlsbad, California 92009
Attention:	General Counsel
Telefax:	(760) 929-3926
Telephone:	(760) 476-2200
E-mail:	legal@viasat.com

To the Guarantor

Address:	6155 El Camino Real Carlsbad, California 92009
Attention:	Chief Financial Officer
Telefax:	(760) 929-3926
Telephone:	(760) 476-2200
E-mail:	shawn.duffy@viasat.com

With a copy to:
Address:	6155 El Camino Real Carlsbad, California 92009
Attention:	General Counsel
Telefax:	(760) 929-3926
Telephone:	(760) 476-2200
E-mail:	legal@viasat.com

To the Ex-Im Facility Agent

Address:	4 New York Plaza New York, NY 10004
Attention:	Gamal Boulos/Paul Coleman, TSD
Telefax:	(212) 552-2814
Telephone:	(212) 552-1456 / (212) 552-9005
E-mail:	Gamal.boulos@jpmchase.com / paul.a.coleman@jpmchase.com

To Ex-Im Bank

Address:	Export-Import Bank of the United States 811 Vermont Avenue, N.W. Washington, D.C. 20571
Attention:	Vice President – Asset Management Division
Fax:	(202) 565-3625 (Asset Management Division)
(202) 565-3380 (Bank-wide)
Telephone:	(202) 565-3600
Email:	amd.credit@exim.gov

Annex B

Schedule 1

PRINCIPAL REPAYMENT SCHEDULE

(1) Repayment Date	(2) Installment Repayment (%)
First Principal Repayment Date	6.25%
Repayment Date No. 2	6.25%
Repayment Date No. 3	6.25%
Repayment Date No. 4	6.25%
Repayment Date No. 5	6.25%
Repayment Date No. 6	6.25%
Repayment Date No. 7	6.25%
Repayment Date No. 8	6.25%
Repayment Date No. 9	6.25%
Repayment Date No. 10	6.25%
Repayment Date No. 11	6.25%
Repayment Date No. 12	6.25%
Repayment Date No. 13	6.25%
Repayment Date No. 14	6.25%
Repayment Date No. 15	6.25%
Repayment Date No. 16	6.25%